CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Schedule of Investments (Unaudited)
December 31, 2024
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 49.6%
Gathering & Processing – 18.2%
MPLX LP	3,176,548	$152,029,587
Western Midstream Partners LP	1,415,691	54,405,005
Total Gathering & Processing		206,434,592
Pipeline Transportation / Natural Gas – 26.6%
Energy Transfer LP	9,139,510	179,043,001
Enterprise Products Partners LP	3,910,246	122,625,315
Total Pipeline Transportation / Natural Gas		301,668,316
Pipeline Transportation / Petroleum – 4.8%
Plains All American Pipeline LP	3,143,127	53,684,609
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $313,187,503)		561,787,517
COMMON STOCKS – 52.9%
Gathering & Processing – 25.7%
EnLink Midstream LLC	2,710,490	38,353,434
Hess Midstream LP	861,927	31,917,157
ONEOK, Inc.	398,191	39,978,376
Targa Resources Corp.	438,784	78,322,944
The Williams Companies, Inc.	1,888,510	102,206,161
Total Gathering & Processing		290,778,072
Liquefaction – 11.8%
Cheniere Energy, Inc.	475,323	102,132,653
Golar LNG, Ltd.(a)	744,639	31,513,123
Total Liquefaction		133,645,776
Pipeline Transportation / Natural Gas – 15.4%
DT Midstream, Inc.	487,889	48,510,803
Kinder Morgan, Inc.	1,808,787	49,560,764
South Bow Corp.(a)	377,614	8,904,504
TC Energy Corp.(a)	1,445,180	67,244,225
Total Pipeline Transportation / Natural Gas		174,220,296
TOTAL COMMON STOCKS (Cost $497,777,163)		598,644,144
MONEY MARKET FUND – 0.0%
First American Treasury Obligations Fund - Class X, 4.49%(b)	230,270	230,270
TOTAL MONEY MARKET FUND (Cost $230,270)		230,270
Total Investments – 102.5% (Cost $811,194,936)		1,160,661,931
Liabilities in Excess of Other Assets – (2.5)%		(28,290,700)
TOTAL NET ASSETS – 100.0%		$1,132,371,231
The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)	Foreign security or a U.S. security of a foreign company.
(b)	The rate shown represents the seven-day yield as of December 31, 2024.

Abbreviations:
LLC	Limited Liability Corporation
LP	Limited Partnership

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. Brookﬁeld Public Securities Group LLC (the “Adviser”) oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

Center Coast Brookfield Midstream Focus Fund
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2024:
	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$561,787,517	$–	$–	$561,787,517
Common Stocks	598,644,144	–	–	598,644,144
Money Market Fund	230,270	–	–	230,270
Total Investments	$1,160,661,931	$–	$–	$1,160,661,931
For further information regarding security characteristics, see the Schedule of Investments.